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253 Khuông Việt, P. Phú Trung, Q. Tân Phú, Tp. HCM

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253 Khuong Viet, Phu Trung Ward, Tan Phu District, HCMC

Exhibit 10.28

TRAI THIEN SEA TRANSPORT INVESTMENT AND DEVELOPMENT

JOINT STOCK COMPANY

EMPLOYMENT AGREEMENT

THIS Employment Agreement (“Agreement”) is hereby entered into on 6th October, 2009, by and between Trai Thien Sea Transport Investment and Development Joint Stock Company, a U.S corporation (FKA Develocap, Inc.) (“Company”), and Haley Manchester, an individual, (Manchester)

Hợp Đồng Lao Động NÀY (“Hợp Đồng”) được lập nên vào ngày 6 tháng 10 năm 2009 giữa Công ty Cổ Phần Đầu Tư và Phát Triển Vận Tải Biển Trãi Thiên, một doanh nghiệp Hoa Kỳ (FKA Develocap, Inc.) (“Công Ty”), và Haley Manchester (Manchester), là một cá nhân

RECITALS

SỰ KIỆN

1.

Trai Thien Sea Transport Investment and Development Joint Stock Company is a U.S. corporation (FKA Develocap, Inc.) and is sometimes herein referred to as “Company”. The Company was initially incorporated in the State of Nevada and has or will become authorized as publicly traded company by the United States Security and Exchange Commission.  The Company’s principal place of business is in the United States of America and the Company intends to have secondary places of business in Vietnam and other locations as the Board of Directors may from time to time

Công ty Cổ Phần Đầu Tư và Phát Triển Vận Tải Biển Trãi Thiên là một doanh nghiệp Hoa Kỳ (FKA Develocap, Inc.) đôi lúc được nhắc đến là “Công Ty”. Ban đầu Công Ty được thành lập ở Bang Nevada và đã hoặc sẽ được chứng nhận là một công ty được giao dịch đại chúng bởi Ủy Ban Chứng Khoán Hoa Kỳ (SEC). Cơ sở kinh doanh chính của Công Ty là tại Hoa Kỳ và Công Ty có kế hoạch phát triển thêm những cơ sở kinh doanh thứ cấp tại Việt Nam và những nơi khác theo quyết định của Hội Đồng Quản Trị vào từng thời điểm.

2.

The Company is engaged in the business of developing and managing real estate, sea freight transport and maritime brokerage services in Vietnam and desires to acquire qualified, experienced leadership in this endeavor.

Công Ty đang hoạt động trong lĩnh vực quản lý và phát triển bất động sản, vận tải biển và các dịch vụ môi giới hàng hải tại Việt Nam và có nguyện vọng tìm được một lãnh đạo trình độ và kinh nghiệm trong lĩnh vực này.

Based upon interviews and upon the resume of Manchester attached hereto as Exhibit A, Manchester indicated that he has had considerable experience in the public sector and as a corporate executive officer, including executive responsibilities in highly focused, small companies and has accumulated considerable executive and corporate expertise in management, assembling enterprises, and managing new ventures.  Manchester has stated that he has developed unique expertise regarding the component parts of public companies and has gained valuable knowledge of the various knowledge and skill bases for this enterprise.  Manchester’s resume indicates he is highly experienced in Vietnamese socio-economic matters, Government policy and areas relating to consumer trends, product distribution and market entry strategies.  Further he is fluent speaking and writing in Vietnamese, and also speaks Japanese and Khmer languages.

Dựa vào những cuộc phỏng vấn và sơ yếu lý lịch của Manchester được đính kèm trong Phụ Lục A, Manchester nói rằng anh có một bề dày kinh nghiệm trong các thành phần kinh tế đại chúng dưới cương vị một cán bộ điều hành, bao gồm các chức vụ điều hành trong các công ty nhỏ có độ tập trung cao và đã thu thập được khối lượng chuyên môn đáng kể về điều hành và doanh nghiệp trong các lĩnh vực quản lý, tập hợp công ty và điều hành công ty mới. Manchester còn nói rằng anh đã phát triển được nguồn chuyên môn độc đáo về các thành phần trong một công ty đại chúng và tích lũy được những kiến thức và kỹ năng đa dạng, có giá trị cho công ty này. Sơ yếu lý lịch của Manchester cho thấy anh rất có kinh nghiệm trong những vấn đề về kinh tế - xã hội Việt Nam, về chính sách của Nhà Nước và những lĩnh vực liên quan tới xu hướng tiêu dùng, phân phối sản phẩm cùng những chiến lược xâm nhập thị trường. Thêm vào đó, anh có thể nói và viết tiếng Việt thông thạo, đồng thời có thể nói tiếng Nhật Bản và Khmer.

CTY CP ĐT & PT VẬN TẢI BIỂN TRÃI THIÊN

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3.

In view of the foregoing, the Company, by and through its Board of Directors, has determined that it desires to employ Manchester as its Chief Executive Officer for the period set forth below.

Xét những điều trên đây, Công Ty thông qua Hội Đồng Quản Trị đã nhất trí rằng có mong muốn được tuyển dụng Manchester vào vị trí Giám Đốc Điều Hành cho thời hạn được nhắc đến bên dưới.

4.

Manchester desires to be employed by the Company as its Chief Executive Officer under the terms and conditions herein.

Manchester cũng mong muốn được Công Ty tuyển dụng vào vị trí Giám Đốc Điều Hành theo các điều khoản và điều kiện trong đây.

NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual covenants, promises, terms and conditions hereinafter set forth, the parties hereto agree as follows:

CHÍNH VÌ VẬY, BÂY GIỜ, sau khi đã cân nhắc các sự kiện đã đề cập ở trên cũng như các thỏa thuận, hứa hẹn, điều khoản và điều kiện giữa hai bên được nhắc đến trong đây, các bên đã đồng ý những điều sau:

I.

EMPLOYMENT.

TUYỂN DỤNG

The Company hereby employs, engages and hires Manchester as its Chief Executive Officer on the terms and conditions hereinafter set forth, and Manchester hereby accepts such employment and agrees to perform such services and duties and to carry out such responsibilities as hereinafter set forth.

Công Ty theo đó tuyển dụng, cam kết và thuê Manchester vào vị trí Giám Đốc Điều Hành theo các điều khoản và điều kiện được đề cập ở đây, và Manchester theo đó chấp thuận việc tuyển dụng và đồng ý thực hiện các công việc, nhiệm vụ và nghĩa vụ như được đề cập dưới đây.

II.

TERMS OF EMPLOYMENT.

THỜI HẠN TUYỂN DỤNG

The term of employment under this Agreement is two (2) years, which shall commence on 6th October, 2009 and terminate two (2) calendar years thereafter or sooner as provided herein. Unless otherwise agreed in writing, subject to mutual written agreement of the parties, continued employment of Manchester by the Company after the initial two (2) year term, shall be for a term and on the conditions to be agreed upon in writing by the parties prior to the expiration of  this Agreement.

Thời hạn tuyển dụng theo Hợp Đồng là hai (2) năm bắt đầu từ ngày 06 tháng 10 năm 2009 và kết thúc sau hai (2) năm lịch hoặc có thể sớm hơn nếu được đề cập trong đây. Trừ khi có sự đồng ý khác bằng văn bản và tùy thuộc vào việc thỏa thuận giữa các bên, Manchester sẽ tiếp tục được Công Ty tuyển dụng sau thời hạn hai (2) năm ban đầu, với thời hạn và các điều kiện được các bên đồng ý bằng văn bản trước ngày Hợp Đồng này hết hạn.

III.

SERVICES, DUTIES AND RESPONSIBILITIES.

CHỨC VỤ, NHIỆM VỤ VÀ TRÁCH NHIỆM

1.

Manchester will faithfully and to the best of his ability serve the company in his capacity as its Chief Executive Officer, subject to the policy direction of the Board of Directors of the Company.  Manchester shall perform such services and duties as are customarily performed by one holding the position of Chief Executive Officer of a public corporation.

Manchester với sự trung thực và khả năng cao nhất của mình sẽ phục vụ công ty dưới cương vị là Giám Đốc Điều Hành, theo định hướng chính sách của Hội Đồng Quản Trị Công Ty. Manchester sẽ thực thi các chức vụ và nhiệm vụ đó như bất kỳ một người giữ chức vụ Giám Đốc Điều Hành thông thường khác trong một công ty đại chúng.

EMPLOYMENT AGREEMENT, P. 2

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2.

As Chief Executive Officer, Manchester shall be responsible for the overall management of the Company’s business, subject to direction from the Board of Directors and/or its Chairman of the Board.  Manchester will devote his full time, energy and skill during regular business hours to his employment with the Company.  Such duties shall be rendered in Vietnam, and at such other place or places as the Company shall in good faith require or as interests, needs, business or opportunity of the Company shall require.  While occupying the office of Chief Executive Officer, Manchester shall be responsible on a continuing basis for the development, implementation and maintenance of a business plan for the corporation and all activities defined therein.  He shall be responsible for coordination of efforts of the corporate and subsidiary officers and management teams and their respective staffs and for the maximization of corporate performance and overall profitability of the corporation and its respective subsidiaries; conditioned, however, upon the Company’s providing sufficient funds for Manchester to so manage and regulate the Company.

Với cương vị là Giám Đốc Điều Hành, Manchester sẽ chịu trách nhiệm quản lý chung tình hình kinh doanh của Công Ty theo định hướng của Hội Đồng Quản Trị và/hoặc Chủ Tịch Của Hội Đồng. Manchester sẽ cống hiến toàn bộ thời gian, sức lực và kỹ năng của mình cho Công Ty trong suốt giờ hành chính. Những nhiệm vụ đó sẽ được thực hiện tại Việt Nam, và bất kỳ nơi nào mà Công Ty yêu cầu một cách hợp lý cho lợi ích, nhu cầu, việc kinh doanh và cơ hội của Công Ty. Trong lúc tiếp quản văn phòng Giám Đốc Điều Hành, Manchester sẽ chịu trách nhiệm phát triển, thực hiện và duy trì kế hoạch kinh doanh một cách liên tục cho công ty cùng tất cả các hoạt động được nhắc đến ở đây. Anh sẽ có trách nhiệm phối hợp mọi nỗ lực của công ty, các cán bộ, đội ngũ điều hành cấp dưới và các nhân viên, nhằm tối ưu hóa các thành tích và lợi nhuận của công ty và các công ty con tương ứng; nhưng với điều kiện Công Ty cung cấp đủ tài chính cho Manchester thực hiện việc điều hành và quản lý đó.

3.

Manchester shall be responsible for reporting in writing to the Board of Directors on a timely and regular basis.

Manchester sẽ chịu trách nhiệm báo cáo thường xuyên và đúng hạn bằng văn bản đến cho Hội Đồng Quản Trị.

4.

As Chief Executive Officer, Manchester shall be responsible for the development, coordination and execution of all aspects of the operation as directed by the Board of Directors.  Subject to the Company’s continuing ability to pay Manchester’s salary on a regular basis as hereinafter provided, Manchester will devote his full time, energy and skill  in providing the services and carrying out the duties and responsibilities of his employment with the Company.  Such duties shall be rendered at the principal place of business of the Company, in Vietnam, and at such other places as the Company shall in good faith require or as interests, needs, business or opportunity of the Company shall require.

Với cương vị là Giám Đốc Điều Hành, Manchester sẽ chịu trách nhiệm trong việc phát triển, phối hợp và thực hiện mọi khía cạnh hoạt động của Công Ty dưới sự chỉ đạo của Hội Đồng Quản Trị. Dựa vào khả năng Công Ty tiếp tục trả lương thường xuyên cho Manchester như được đề cập dưới đây, Manchester sẽ cống hiến toàn bộ thời gian, sức lực và kỹ năng nhằm phục vụ và thực hiện các nhiệm vụ cũng như trách nhiệm công việc với Công Ty. Những nhiệm vụ đó sẽ được thực hiện tại trụ sở làm việc chính của Công Ty, tại Việt Nam và bất kỳ nơi nào mà Công Ty yêu cầu một cách hợp lý cho lợi ích, nhu cầu, việc kinh doanh và cơ hội của Công Ty.

IV.

COMPENSATION.

THÙ LAO.

1.

Base Salary: The Company shall pay Manchester a base salary at the rate of One Hundred Twenty Thousand US Dollars (US$120,000) per year, payable twice a month on the first and fifteenth days of each month, commencing on the date of signing this Agreement. Said salary payments will be subjected to withholding taxes, e.g., Federal Income Tax, FICA, and State and/or Local Withholding Taxes or such taxes as required to conform with United States tax regulations as the Company shall be making payment of said salary from its headquarters location in the United States.

Lương cơ bản. Công Ty sẽ trả cho Manchester mức lương cơ bản là Một Trăm Hai Mươi Ngàn Mỹ Kim (US$120,000) một năm, có thể trả hai lần một tháng vào ngày đầu tiên và ngày 15 hàng tháng, bắt đầu từ ngày ký kết Hợp Đồng này. Việc thanh toán lương kể trên sẽ tuân thủ theo các loại thuế thu nhập, như Thuế Thu Nhập Liên Bang, FICA (Thuế Đóng Góp Bảo Hiểm Liên Bang), Thuế Thu Nhập Nội Địa Của Địa Phương/Bang, hay những loại thuế được pháp luật thuế của Hoa Kỳ yêu cầu, bởi Công Ty sẽ chi trả khoản lương trên từ trụ sở chính tại Hoa Kỳ.

EMPLOYMENT AGREEMENT, P. 3

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2.

 Incentive Bonus.  Upon successful completion of the first year of employment,   Manchester shall be entitled to an incentive stock bonus of 75,000 restricted, common stock of the Company, and upon successful completion of the second year of employment Manchester shall be entitled to an additional incentive stock bonus of 75,000 restricted, common stock of the Company  as approved by the board of directors, at such time as the Stock Option And Award Plan is approved by the stockholders of the Company.

Thưởng khuyến khích. Theo những thành công và mực độ hoàn thành công việc trong năm tuyển dụng đầu tiên, Manchester sẽ được nhận phần thưởng tương đương 75,000 cố phiếu phổ thông bị giới hạn của Công Ty, cùng theo đó dựa vào những thành công và mực độ hoàn thành công việc trong năm tuyển dụng thừ hai, Manchester sẽ được nhận thêm 75.000 cố phiếu phổ thông bị giới hạn của Công Ty, như Hội Đồng Quản Trị thông qua cùng với Chương Trình Quyền Chọn Và Phần Thưởng Bằng Chứng Khoán được các cổ đông của Công Ty chấp thuận.

3.

Benefits.  As soon as it is financially able, as determined by the sole discretion of the Board of Directors, the Company shall provide the following benefits to Manchester:

Quyền lợi. Ngay khi có khả năng về tài chính, theo quyết định duy nhất của Hội Đồng Quản Trị, Công Ty sẽ có những quyền lợi sau cho Manchester:

(a) Participation in a group medical plan;

Tham gia vào chương trình y tế của nhóm

(b) Comprehensive dental care plan;

Chương trình nha khoa tổng quát

(c) A leased vehicle and driver appropriate to the office of CEO of the Company to be utilized on behalf of Company business.

Phương tiền và lái xe phù hợp được thuê cho văn phòng CEO của Công Ty, được dùng trên danh nghĩa việc kinh doanh của Công Ty.

V.

BUSINESS FACILITIES AND EQUIPMENT.

TRANG THIẾT BỊ PHỤC VỤ CÔNG VIỆC

The Company shall provide Manchester, or shall pay for, suitable work facilities and adequate business accommodations, office equipment and devices as may be reasonably necessary for Manchester to perform his services and carry out his responsibilities and duties to the Company.

Công Ty sẽ trang bị hoặc sẽ trả mọi chi phí cho Manchester đối với các điều kiện và địa điểm kinh doanh đầy đủ phục vụ công việc, các trang thiết bị văn phòng cần thiết một cách hợp lý để Manchester có thể thực hiện chức vụ, nhiệm vụ và trách nhiệm đối với Công Ty.

VI.

INDEMNIFICATION.

QUY ĐỊNH BỒI HOÀN

The Company shall indemnify Manchester, his heirs, executors, administrators and assigns, against, and he shall be entitled without further act on his part, to be indemnified by the Company for, all expenses, including, but not limited to, amounts of judgments, reasonable settlement of suits, attorney fees and related costs of litigation, reasonably incurred by him in connection with or arising out of any action, suit or cause of action against the Company and/or against Manchester as a result of his having been, an officer and/or director of the Company, or, at its request, of any other corporation which the Company owns or of which the Company is a stockholder or creditor, whether or not he continues to be such officer or director at the time of incurring said expenses.  Said indemnity shall apply, but not be limited to, expenses incurred in respect to:

Công Ty sẽ bồi hoàn cho Manchester, người thừa kế, người thừa hành, quản trị viên hay người được anh phân công mà không cần một hành động thêm nào từ phía anh, các phí tổn bao gồm nhưng không giới hạn các khoản liên quan đến phán quyết, xử kiện, chi phí luật sư và các khoản phí hợp lý liên quan đến tranh chấp được khởi sự một cách hợp lý bởi anh liên quan tới hay bắt đầu từ bất kỳ hành động, sự tố tụng hay nguyên nhân nào chống lại Công Ty và/hoặc chống lại Manchester, bắt  nguồn từ việc Manchester là một cán bộ và/hoặc giám đốc của Công Ty hoặc của bất cứ doanh nghiệp nào khác mà Công Ty sở hữu, là một cổ đông hay là chủ nợ nếu được Công Ty yêu cầu, bất kể việc anh có tiếp tục giữ chức vụ cán bộ hay giám đốc vào thời điểm phát sinh các chi phí nói trên. Việc bồi hoàn trên sẽ được áp dụng nhưng không giới hạn cho những chi phí phát sinh sau:

EMPLOYMENT AGREEMENT, P. 4

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253 Khuông Việt, P. Phú Trung, Q. Tân Phú, Tp. HCM

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1.

any matter in which he shall be finally adjudged in any such action, suit or proceeding to be liable for  negligence in the performance of his duty as such officer and/or director, or;

bất kỳ vấn đề nào trong đó anh sẽ chịu phán quyết cuối cùng trong các vụ kiện, tố tụng, xét xử như vậy, có trách nhiệm đối với các sai phạm trong việc thực hiện nhiệm vụ của mình với tư cách là cán bộ và/hay giám đốc nói trên, hoặc;

2.

any matter in which a settlement is effected to an amount in excess of the amount of reasonable expenses incurred by or on behalf of Manchester in such action, suit or proceeding to the point of final settlement and resolution.

bất kỳ vấn đề nào mà phán quyết có ảnh hưởng lớn hơn mức phí tổn hợp lý do Manchester phát sinh hoặc phát sinh trên danh nghĩa của anh, trong vụ kiện hoặc tố tụng đó, tính cho đến khi có phán quyết hay quyết định cuối cùng.

Further, nothing in this section regarding indemnification shall be construed to require or authorize the Company to indemnify Manchester against any liability to which he would, but for settlement or comprise of such action, suit or proceeding, be otherwise subject by reason of his gross negligence or intentional misconduct in the performance of his duties as an officer and/or director of the company. The foregoing right of indemnification shall not be exclusive of other rights to which Manchester may be entitled.

Ngoài ra, không có quy định nào trong mục bồi hoàn này có thể được hiểu là yêu cầu hay cho phép Công Ty bồi hoàn cho Manchester về bất kỳ nghĩa vụ nào anh bị kết tội do những sai phạm trọng yếu hay cố ý làm sai trong quá trình thực hiện nhiệm vụ với tư cách là cán bộ và/hay giám đốc của công ty, nếu không có phán quyết cho các vụ kiện, tố tụng hay xét xử đó. Quyền được bồi hoàn nói trên sẽ không nằm ngoài những quyền lợi khác mà Manchester có thể được hưởng.

VII.

BUSINESS EXPENSE REIMBURSEMENT.

HOÀN TRẢ CHI PHÍ HOẠT ĐỘNG

 The Company shall reimburse Manchester for all reasonable business expenses incurred by him in the performance of his services, duties and responsibilities, including but not limited to, transportation, travel expenses, board and room, and other business expenses incurred within the scope of presentation to the Company by Manchester of an itemized accounting of said expenses substantiated by account books, receipts, bills and other documentation where applicable.  If reimbursement, advances or allowances are based on permitted mileage or per diem rates, then Manchester shall submit specification of relevant mileage, destination, dates and other supporting information required for tax purposes.

Công Ty sẽ hoàn trả lại cho Manchester tất cả các khoản chi phí kinh doanh hợp lý do anh phát sinh trong quá trình làm việc, thực hiện nhiệm vụ và nghĩa vụ, bao gồm nhưng không giới hạn chi phí đi lại, chi phí ở và các khoản phí công việc khác phát sinh trong phạm vi Manchester giải trình về các chi phí đó cho Công Ty theo chuẩn kế toán, được minh chứng bởi các sổ tài khoản, biên lai, hóa đơn và các văn bản khác có thể được áp dụng. Nếu được chi trả, khoản tiền được ứng trước hay trợ cấp sẽ dựa trên chiều dài quãng đường đi cho phép được hoặc tính theo ngày, sau đó Manchester sẽ nộp những bản ghi kỹ thuật về quãng đường đi, nơi đến, ngày và các thông tin hỗ trợ cần thiết khác để tính thuế.

IX.

VACATION.

NGHỈ PHÉP

During the term of this Agreement, Manchester shall have the right to three (3) weeks of paid vacation during each year.  Vacation time may be taken all at once or in segments as desired by Manchester, subject to reasonable notice to the Company for the purpose of coordinating work schedules.  Any vacation time shall not be taken within the first six months of the employment period.

Such vacation is not cumulative from year to year.

Trong suốt thời hạn Hợp Đồng, Manchester có quyền hưởng ba (3) tuần nghỉ phép có lương trong một năm. Thời hạn nghỉ phép có thể được sử dụng một lần hoặc chia thành nhiều phần như Manchester mong muốn, kèm theo thông báo hợp lý tới Công Ty nhằm sắp xếp thời gian làm việc. Những lần nghỉ phép không được diễn ra trong vòng sáu tháng đầu của kỳ tuyển dụng.

Thời hạn nghỉ phép không được cộng dồn qua các năm.

EMPLOYMENT AGREEMENT, P. 5

CTY CP ĐT & PT VẬN TẢI BIỂN TRÃI THIÊN

253 Khuông Việt, P. Phú Trung, Q. Tân Phú, Tp. HCM

TRAI THIEN SEA TRANSPORT

INVESTMENT AND DEVELOPMENT JSC

253 Khuong Viet, Phu Trung Ward, Tan Phu District, HCMC

X.

TERMINATION OF EMPLOYMENT.

CHẤM DỨT HỢP ĐỒNG LAO ĐỘNG.

1.

Termination for Cause.  Generally.  Under this Agreement, the Company shall have the right to terminate the employment of Manchester for cause, which shall consist of two classes:  cause involving malfeasance on the part of Manchester, and causes not involving malfeasance (no-fault).  Upon termination, all Company property and credit cards in the possession and control of Manchester must be returned to the Company.

Lý do Chấm dứt hợp đồng. Tổng quát. Theo Hợp Đồng này, Công Ty có quyền chấm dứt hợp đồng lao động với Manchester vì hai lý do: lý do Manchester làm sai và lý do không liên quan đến việc làm sai (không-có-lỗi). Trong trường hợp chấm dứt hợp đồng, tất cả tài sản và thẻ tín dụng của Công Ty dưới sự sở hữu và quản lý của Manchester phải được hoàn trả lại cho Công Ty.

2.

Malfeasance Termination for Cause.  In the event the employment of Manchester is terminated on the grounds of malfeasance, then, in that event, all compensation, including salary, stock options, bonuses, deferred compensation and benefits cease immediately.  Termination for cause on grounds of malfeasance included, but is not limited to, the following conduct:

Chấm dứt vì Lý do làm sai. Trong trường hợp hợp đồng lao động của Manchester bị chấm dứt vì lý do làm sai thì tất cả các khoản thù lao bao gồm lương, quyền chọn cổ phiếu, thưởng, phúc lợi trả sau và các quyền lợi khác sẽ ngay lập tức không còn. Việc chấm dứt hợp đồng vì nguyên nhân làm sai này bao gồm nhưng không loại trừ các việc sau:

(a)

Breach of any restrictive covenant contained herein against competition or disclosure of trade secrets

Vi phạm bất cứ điều khoản mang tính giới hạn nào trong đây về việc đối đầu hay tiết lộ các bí mật thương mại của Công Ty

(b)

Continued failure and refusal to carry out the duties and responsibilities of office under this Agreement within a reasonable time following  written notice from the Board of Directors requiring the subject performance;

Liên tục thất bại và từ chối thực thi các nhiệm vụ và trách nhiệm văn phòng theo Hợp Đồng này trong khoảng thời gian hợp lý sau khi có văn bản thông báo từ Hội Đồng Quản Trị yêu cầu việc thực thi trên.

(c)

Failure to cure a material breach of this Agreement within ten (10) days after receiving written notice from the Board of Directors;

Thất bại trong việc sửa một vi phạm trọng yếu đối với Hợp Đồng này trong vòng mười (10) ngày sau khi nhận được văn bản thông báo từ Hội Đồng Quản Trị.

(d)

Failure to cease conduct unbecoming the CEO of the Company after the receipt of written notice from the Board of Directors to cease such conduct;

Thất bại trong việc từ bỏ một việc làm không thích hợp với tư cách Giám Đốc Điều Hành Công Ty sau khi đã nhận được văn bản thông báo từ Hội Đồng Quản Trị yêu cầu việc từ bỏ việc làm đó.

(e)

Commission of a felony.

Phạm một trọng tội.

No-Fault Termination. At no fault of Manchester, termination of employment hereunder can occur as the result of death, disability, sale of the Company (asset or stock sale), merger or consolidation, “takeover” of control and operation of the business by an outside entity or group, or termination of the business for any reason whatsoever.

Chấm dứt Không phải do làm sai. Trong trường hợp Manchester không có sai phạm, việc chấm dứt hợp đồng ở đây có thể do cái qua đời, sự thương tật, việc Công Ty bị bán đi (bán tài sản hay cổ phiếu), sáp nhập hay hợp nhất, việc một pháp nhân hay tập thể bên ngoài tiếp quản quyền điều hành và việc hoạt động Công Ty, hay việc chấm dứt kinh doanh bởi bất kỳ lý do nào khác.

3.

Rights, Options and Benefits Surviving No-Fault Termination Clause. In the event of termination of Manchester’s employment for cause based upon any of the no-fault reasons or events described in the foregoing subsection 2, except for death or disability (see below), Manchester shall be entitled to the following compensation under this agreement:

Quyeàn, Quyeàn Choïn vaø Quyeàn Lôïi ñoái vôùi vieäc Chaám Döùt Hôïp Ñoàng Khoâng Do Sai Phaïm: Trong tröôøng hôïp chaám döùt hôïp ñoàng lao ñoäng vôùi Manchester vì baát kyø lyù do khoâng-sai-phaïm naøo nhö ñöôïc giaûi trình trong tieåu muïc 2 treân day, tröø tröôøng hôïp qua ñôøi hay taøn taät (xem bean döôùi), thì Manchester seõ ñöôïc höôûng nhöõng ñeàn buø theo Hôïp Ñoàng nhö sau:

EMPLOYMENT AGREEMENT, P. 6

CTY CP ĐT & PT VẬN TẢI BIỂN TRÃI THIÊN

253 Khuông Việt, P. Phú Trung, Q. Tân Phú, Tp. HCM

TRAI THIEN SEA TRANSPORT

INVESTMENT AND DEVELOPMENT JSC

253 Khuong Viet, Phu Trung Ward, Tan Phu District, HCMC

(a)

Base salary for the entire term of this agreement

Löông cô baûn cho toaøn boä thôøi haïn Hôïp Ñoàng

(b)

Defered compensation vested at time of termination

Nhöõng khoaûn phuùc lôïi traû sau ñöôïc traû taïi thôøi ñieåm chaám döùt hôïp ñoàng.

(c)

Company benefits including, but not limited to, group medical insurance, comprehensive dental plan, life insurance, disability insurance, and car allowance shall be continued for a period of three (3) months following such termination of employment.

Nhöõng quyeàn lôïi töø coâng ty, bao goàm nhöng khoâng giôùi haïn baûo hieåm y teá taäp theå, keá hoaïch veå nha khoa toång quaùt, baûo hieåm nhaân thoï, baûo hieåm thöông taät, vaø trôï caáp xe hôi seõ vaãn ñöôïc tieáp tuïc trong trong thôøi haïn ba (3) thaùng sau khi chaám döùt hôïp ñoàng naøy.

4.

Resignation or Withdrawal.  In the event Manchester’s employment is terminated by his voluntary resignation or withdrawal, then, in that event, the following will apply unless otherwise agreed between the parties in writing:

Từ chức hoặc Rút lui. Trong trường hợp hợp đồng với Manchester bị hủy do anh chủ động từ chức hay rút lui, khi đó những điều sau đây sẽ được áp dụng trừ khi có thỏa thuận bằng văn bản khác giữa các bên:

If such resignation or withdrawal occurs during the term of this Agreement, then Manchester will be entitled to two (2) weeks salary following notice of resignation or withdrawal. All rights to stock incentive bonuses (Section IV 2, above) not granted or vested shall be forfeited. Medical, dental insurance, life insurance, disability insurance and car allowance (Section IV 3, above) shall be discontinued.

Nếu việc từ chức hoặc rút lui đó diễn ra trong thời hạn Hợp Đồng thì Manchester sẽ  được nhận  lương cho hai (2) tuaàn  sau khi có thông báo về việc từ chức hay rút lui. Mọi quyền lợi đối với phần cổ phiếu tặng thưởng (Mục IV 2 ở trên) chöa ñöôïc traû hoaëc caáp sẽ bị hủy bỏ. Bảo hiểm y tế, nha khoa, bảo hiểm nhân thọ, bảo hiểm thương tật và phụ cấp đi lại (Mục IV 3 ở trên) sẽ bị mất.

5.

Death or Disability. In the event Manchester’s employment is terminated by death or upon medical certification of total disability (“disability”), then the following will apply in that respective event:

Qua đời hoặc Thương tật. Trong trường hợp hợp đồng lao động với Manchester bị hủy bởi việc người lao động qua đời hoặc thương tật hoàn toàn được chứng nhận y tế (“thương tật”), những điều sau đây sẽ được áp dụng cho từng trường hợp:

(a)

In the event of Manchester’s death, the Company shall:

-

Pay to Manchester’s estate an amount equal to Manchester’s base salary for three (3) months

-  Pay to Manchester’s estate his deferred incentive stock bonuses compensation (Section IV 2, above) vested at the time of death;

Trong trường hợp Manchester qua đời, Công Ty sẽ:

-

Trả cho phần di sản của Manchester số tiền tương đương với ba (3) tháng lương cơ bản.

-

Trả cho phần di sản của Manchester phần cổ phiếu tặng thưởng trả sau vào thời điểm qua đời (Mục IV 2 ở trên).

(b)

In the Event of Manchester’s disability, the Company shall:

-

Pay to Manchester an amount equal to Manchester’s base salary for three (3) months next following determination of disability

-  Pay to Manchester his deferred incentive stock bonuses compensation (Section IV 2, above) vested at the time of determination of disability

-

The Company shall continue providing the medical and dental benefits set forth in Section IV 3 to Manchester for a period of 3 months following determination of disability.

EMPLOYMENT AGREEMENT, P. 7

CTY CP ĐT & PT VẬN TẢI BIỂN TRÃI THIÊN

253 Khuông Việt, P. Phú Trung, Q. Tân Phú, Tp. HCM

TRAI THIEN SEA TRANSPORT

INVESTMENT AND DEVELOPMENT JSC

253 Khuong Viet, Phu Trung Ward, Tan Phu District, HCMC

Trong trường hợp Manchester bị thương tật, Công Ty sẽ:

-

Trả cho Manchester số tiền tương đương với ba (3) tháng lương cơ bản của anh sau khi có xác nhận về thương tật.

-

Trả cho Manchester phần cổ phiếu tặng thưởng trả sau vào thời điểm chứng nhận thương tật (Mục IV 2 ở trên)

-

Công Ty sẽ tiếp tục cung cấp những quyền lợi về y tế và nha khoa như được nhắc tới trong Mục IV 3 cho Manchester trong thời hạn ba tháng sau khi có chứng nhận thương tật.

XI.

RESTRICTIVE COVENANTS.

CÁC ĐIỀU KHOẢN GIỚI HẠN

1.

Confidential information. Manchester covenants not to disclose the following specified confidential information to competitors or to others outside of the scope of reasonably prudent business disclosure, at any time during or after the termination of his employment by the Company.

Thông tin mật. Manchester thỏa thuận sẽ không công bố những thông tin mật được nêu cụ thể sau đây cho các đối thủ cạnh tranh hoặc những người khác không thuộc phạm vi kinh doanh có thể được tiết lộ thông tin một cách hợp lý, vào bất cứ thời điểm nào trong hoặc sau khi chấm dứt hợp đồng lao động với Công Ty.

a.

Customers lists, contracts, and other sales and marketing information;

b.

Financial information, cost data;

c.

Formulas, trade secrets, processes and devices related to the operation of the sea freight transport and maritime brokerage services;

d.

Supply sources, contracts;

e.

Business opportunities relating to developing new business for the Company;

f.

Proprietary plans, procedures, models and other proprietary information of the Company.

a.

Danh sách khách hàng, các bản hợp đồng và các thông tin về bán hàng và marketing khác

b.

Thông tin về tài chính và kinh phí;

c.

Công thức, bí quyết thương mại, quy trình và thiết bị liên quan đến hoạt động của lĩnh vực vận tải biển và dịch vụ môi giới hàng hải;

d.

Nguồn cung ứng và hợp đồng liên quan;

e.

Cơ hội kinh doanh liên quan đến việc phát triển ngành kinh doanh mới của Công Ty;

f.

Các kế hoạch doanh nghiệp, quy trình, mô hình và thông tin khác của Công Ty.

2.

Affirmative Duty to Disclose.  Manchester shall promptly communicate and disclose to the Company to the extent reasonable all observations made, information received, and data maintained relating to the business of the Company obtained by him as a consequence of his employment by the Company.  All written material, possession during his employment with the Company concerning business affairs of the Company or any of its affiliates, are the sole property of the Company and its affiliates, and Manchester is obligated to make reasonably prompt disclosures of such information and documents to the Company, and, further, upon termination of this Agreement, or upon request of the Company, Manchester shall promptly deliver the same to the Company or its affiliates, and shall not retain any copies of same.

Nghĩa vụ Công bố Thông tin. Manchester sẽ ngay lập tức liên lạc và thông báo cho Công Ty trong chừng mực hợp lý về tất cả những điều quan sát được, thông tin nhận được và dữ liệu bảo quản được liên quan đến việc kinh doanh của Công Ty, là kết quả của quá trình anh làm việc tại Công Ty. Tất cả những văn bản tài liệu có được trong quá trình làm việc tại Công Ty liên quan đến các vấn đề kinh doanh của Công Ty hay các pháp nhân liên quan là tài sản duy nhất của Công Ty và các pháp nhân liên quan, và Manchester bắt buộc phải thông báo ngay về những thông tin và tài liệu đó cho Công Ty trong chừng mực hợp lý, xa hơn nữa là khi Hợp Đồng này chấm dựt hoặc khi được Công Ty yêu cầu, Manchester sẽ ngay lập tức trao lại những thứ trên cho Công Ty hay các pháp nhân liên quan, và sẽ không có bất cứ bản sao nào được giữ lại.

EMPLOYMENT AGREEMENT, P. 8

CTY CP ĐT & PT VẬN TẢI BIỂN TRÃI THIÊN

253 Khuông Việt, P. Phú Trung, Q. Tân Phú, Tp. HCM

TRAI THIEN SEA TRANSPORT

INVESTMENT AND DEVELOPMENT JSC

253 Khuong Viet, Phu Trung Ward, Tan Phu District, HCMC

3.

Covenant Not to Compete.  For a period of three (3) years following the termination of his employment with the Company, Manchester shall not work, directly or indirectly, for a competitor of the Company, nor shall he himself establish a competitive business.  This restrictive covenant shall be limited to businesses that compete in the sea freight transport and maritime brokerage services within Vietnam

Điều khoản về Không đối đầu. Trong vòng ba (3) năm sau khi kết thúc hợp đồng lao động với Công Ty, Manchester sẽ không làm việc, dù trực tiếp hay gián tiếp, cho một đối thủ cạnh tranh của Công Ty, cũng như bản thân không được thành lập một doanh nghiệp cạnh tranh. Điều khoản này được giới hạn trong những doanh nghiệp cạnh tranh với Công Ty trong lĩnh vực vận tải biển và dịch vụ môi giới hàng hải trong Việt Nam.

4.

Material Harm Upon Breach.  The parties acknowledge the unique and secret nature of the Company’s procedures for acquisition of related proprietary information, and that material irreparable harm occurs to the Company if these restrictive covenants are breached.  Further, the parties hereto acknowledge and agree that injunctive relief is not an exclusive remedy and that an election on the part of the Company to obtain an injunction does not preclude other remedies available to the Company.

Thiệt hại Trọng yếu trong trường hợp Vi phạm. Các bên công nhận tính duy nhất và bí mật của các thủ tục của Công Ty đối với việc nắm giữ thông tin doanh nghiệp có liên quan, và rằng những thiệt hại trọng yếu không thể khắc phục được sẽ xảy đến với Công Ty nếu những điều khoản giới hạn trên bị vi phạm. Hơn nữa, các bên cũng công nhận và đồng ý rằng phán quyết của tòa án không phải là giải pháp duy nhất, và việc Công Ty lựa chọn nhận một phán quyết của tòa án sẽ không cản trở những giải pháp khác mà Công Ty có thể sử dụng.

5.

Arbitration.  Any controversy, claims, or matter in dispute occurring between these parties and arising out of or relating to this Agreement shall be submitted by either or both of the parties to arbitration administered by the American Arbitration Association or its successor and said arbitration shall be final and absolute.  The Commercial Arbitration Rules of the American Arbitration Association shall apply subject to the following modifications:

Xét xử. Bất cứ tranh cãi, yêu cầu bồi thường hay tranh chấp nào giữa các bên, được phát sinh từ hay liên quan đến Hợp Đồng này sẽ được nộp lên hội đồng xét xử được giám sát bởi Hiệp Hồi Xét Xử Hoa Kỳ (AAA), hoặc cơ quan kế nhiệm của nó bởi một hoặc cả hai bên, và phán quyết đó sẽ là cuối cùng và tuyệt đối. Các Luật Xét Xử Về Thương Mại của Hiệp Hội Xét Xử Hoa Kỳ sẽ được áp dụng dựa trên những bổ sung sau:

a.

The venue for said arbitration shall be Los Angeles, California, USA, and the laws of the U.S. relating to arbitration shall apply to said arbitration.

b.

The decision of the arbitration panel may be entered as a judgment in any court of the general jurisdiction in any state of the United States or elsewhere.

a.

Nơi xét xử sẽ là Los Angeles, Caliornia, Hoa Kỳ, và những luật pháp liên quan của Hoa Kỳ sẽ được áp dụng trong xét xử.

b.

Quyết định của hội đồng xét xử được xem như phán quyết của bất kỳ tòa án có thẩm quyền chung của bất kỳ bang nào của Hoa Kỳ hoặc nơi nào khác.

XII.

NOTICE.

THÔNG BÁO

Except as otherwise provided herein, all notices required by this Agreement as well as any other notice to any party hereto shall be given by certified mail (or equivalent), to the respective parties as required under this Agreement or otherwise, to the following addresses indicated below or to any change of address given by a party to the others pursuant to the written notice.

Ngoại trừ được đề cập khác đi trong đây, tất cả các thông báo được yêu cầu bởi Hợp Đồng này cũng như bất kỳ thông báo nào khác đến một bên bất kỳ phải được gửi bằng thư đảm bảo (hoặc các hình thức tương đương) đến bên tương ứng theo như yêu cầu của Hợp Đồng, hoặc đến những địa chỉ được đề cập dưới đây, hoặc bất kỳ địa chỉ nào khác đã được thay đổi bởi một bên đã có thông báo bằng văn bản đến cho các bên kia.

EMPLOYMENT AGREEMENT, P. 9

CTY CP ĐT & PT VẬN TẢI BIỂN TRÃI THIÊN

253 Khuông Việt, P. Phú Trung, Q. Tân Phú, Tp. HCM

TRAI THIEN SEA TRANSPORT

INVESTMENT AND DEVELOPMENT JSC

253 Khuong Viet, Phu Trung Ward, Tan Phu District, HCMC

COMPANY:

Trai Thien Sea Investment and Development Joint StockCompany

CÔNG TY:

Công Ty Cổ Phần Đầu và Phát Triển Biển Trãi Thiên

MANCHESTER:

Haley Manchester

/s/ Haley Manchester

XIII.

GENERAL PROVISIONS.

ĐIỀU KHOẢN CHUNG

1.

Entire Agreement.  This Agreement constitutes and is the entire Agreement of the parties and supersedes all other prior understandings and/or Agreements between the parties regarding the matters herein contained, whether verbal or written.

Toàn bộ Hợp đồng. Hợp Đồng này tạo thành và chính là toàn bộ Thỏa Thuận của các bên, thay thế tất cả các hiểu biết và Thỏa Thuận trước đây giữa các bên về những vấn đề được đề cập ở đây, bất kể chúng dưới dạng nói hay viết.

2.

Amendments.  This Agreement may be amended only in writing signed by both parties.

Sửa đổi. Hợp Đồng này chỉ có thể được sửa đổi bằng văn bản có chữ ký của cả hai bên.

3.

Assignment. No party of this Agreement shall be entitled to assign his or its interest herein without the prior written approval of the other party.

Ủy nhiệm. Không bên nào trong Hợp Đồng này được quyền ủy nhiệm lại các quyền lợi của mình khi chưa có sự chấp thuận bằng văn từ bên kia.

4.

Execution of Other Documents.  Each of the parties agree to execute any other documents reasonably required to fully perform the intentions of this Agreement.

Thi hành những Văn kiện khác. Mỗi bên đồng ý thi hành bất kỳ văn kiện nào khác nhằm hoàn thành một cách hợp lý Hợp Đồng này.

5.

Binding Effect.  This Agreement shall inure to and be binding upon the parties hereto, their agents, employees, heirs, personal representatives, successors and assigns.

Hiệu lực Ràng buôc. Hợp Đồng này sẽ có hiệu lực và ràng buộc đối với các bên được đề cập, các đại lý, nhân viên, người thừa kế, đại diện cá nhân, người kế nhiệm và người được ủy quyền của họ.

6.

No Waiver of Future Breach.  The failure of one party to insist upon strict performance or observation of this Agreement shall not be a waiver of any future breach or of any terms or conditions of this Agreement.

Không có Miễn trừ đối với Vi phạm trong tương lai. Việc một bên không yêu cầu thi hành hay tuân thủ một cách nghiêm túc Hợp Đồng này không phải là một miễn trừ đối với bất kỳ vi phạm nào cũng như việc vi phạm bất kỳ điều khoản hay điều kiện nào trong Hợp Đồng này.

7.

Execution of Multiple Originals.  Two (2) original counterparts of this Agreement shall be executed by these parties.

Chấp hành các Bản gốc. Hai (2) bản gốc của Hợp Đồng này sẽ được chấp hành bởi những bên liên quan.

8.

Governing Law.  This Agreement shall be governed and interpreted by the laws of the United States of America.

Luật Chi phối. Hợp Đồng này bị chi phối và hiểu theo luật pháp của Hợp Chủng Quốc Hoa Kỳ.

9.

Severability.  In the event any provision or section of this Agreement conflicts with the applicable law, such conflict shall not affect the provisions of the Agreement which can be given effect without the conflicting provisions.

Tính cục bộ.Trong trường hợp bất kỳ điều khoản hay chương mục nào của Hợp Đồng này mâu thuẫn với luật pháp hiện hành, những mâu thuẫn đó sẽ không ảnh hưởng đến hiệu lực của các điều khoản khác khi chúng vẫn có hiệu lực mà không cần đến các điều khoản bị mâu thuẫn.

EMPLOYMENT AGREEMENT, P. 10

CTY CP ĐT & PT VẬN TẢI BIỂN TRÃI THIÊN

253 Khuông Việt, P. Phú Trung, Q. Tân Phú, Tp. HCM

TRAI THIEN SEA TRANSPORT

INVESTMENT AND DEVELOPMENT JSC

253 Khuong Viet, Phu Trung Ward, Tan Phu District, HCMC

WHEREFORE, this Agreement is hereby executed and made effective the day and year first above written.

DO ĐÓ, Hợp Đồng này được thực thi và có hiệu lực vào ngày và năm được đề cập đầu tiên trong đây.

COMPANY:

Trai Thien Sea Transport Investment and Development Joint Stock Company

CÔNG TY:

Công Ty Cổ Phần Đầu Tư và Phát Triển Vận Tải Biển Trãi Thiên

     BY /s/ Khanh Quoc Nguyen

Khanh Quoc Nguyen, Chairman of the Board

Nguyễn Quốc Khánh, Chủ Tịch Hội Đồng Quản Trị

MANCHESTER:    /s/ Haley Manchester

                                 Haley Manchester

EMPLOYMENT AGREEMENT, P. 11